AMENDMENT TO PARTICIPATION AGREEMENT

AMENDMENT NO. 7

THIS AGREEMENT made the 17th day of February, 1998, and amended on December 14, 1998, March 15, 1999, April 17, 2000, May 1, 2001, September 1, 2001, April 1, 2002 and August 5, 2002 (the "Participation Agreement"), by and between GOLDMAN SACHS VARIABLE INSURANCE TRUST, an unincorporated business trust formed under the laws of Delaware (the "Trust"), GOLDMAN, SACHS & CO., a New York limited partnership (the "Distributor"), SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), a life insurance company organized as a corporation under the laws of the State of Delaware, SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a life insurance company organized as a corporation under the laws of the State of New York (each insurance company is hereinafter referred to as the "Company"), on its own behalf and on behalf of each separate account of the Company identified in the Participation Agreement.

The parties hereby agree to amend the Participation Agreement as follows:

  Schedule 2 of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

Schedule 2

Name of Account and Subaccounts	Policy Marketing Name	SEC 1933 Act Registration Number	Contract Form Numbers	Annuity or Life
Sun Life (N.Y.) Variable Account C	FUTURITY - NY	333-05037	NY-MVA-94	Annuity
Sun Life (N.Y.) Variable Account C	FUTURITY ACCOLADE NY VARIABLE AND FIXED ANNUITY CONTRACT	333-67864	NY-FA-01	Annuity
Sun Life of Canada (U.S.) Variable Account F	FUTURITY VARIABLE AND FIXED ANNUITY CONTRACT	333-37907	FUT-MVA-CONT-1	Annuity
Sun Life of Canada (U.S.) Variable Account F	FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT	333-41628	RP-GR-CONT-98-1 RP-IND-MVA-98-1	Annuity
Sun Life of Canada (U.S.) Variable Account F	FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT	333-30844	RCH-IND-MVA-00-1 RCH-GR-CERT-00-1 RCH-INDMVAPR-00-1 RCH-GRCERT-PR-00-1	Annuity

Name of Account and Subaccounts	Policy Marketing Name	SEC 1933 Act Registration Number	Contract Form Numbers	Annuity or Life
Sun Life of Canada (U.S.) Variable Account F	FUTURITY FOCUS VARIABLE AND FIXED ANNUITY CONTRACT	333-05227	RC-MVA-CONT-96 RC-MVA-CERT-96	Annuity
Sun Life of Canada (U.S.) Variable Account F	FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT	333-31248	FII-IND-MVA-00-1 FII-GR-CERT-00-1 FII-IND-MVAPR-00-1 FII-GR-CERTPR-00-1	Annuity
Sun Life of Canada (U.S.) Variable Account F	FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT	333-82957	FA-IND-MVA-99-1 FA-GR-CERT-99-1 FA-IND-MVAPR-99-1 FA-GR-CERTPR-99-1	Annuity
Sun Life of Canada (U.S.) Variable Account F	FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT	333-41438	RFF-IND-MVA-00-1 RFF-GR-CERT-00-1 RFF-INDMVAPR-00-1 RFF-GRCERT-PR-00-1	Annuity
Sun Life of Canada (U.S.) Variable Account F	FUTURITY SELECT FOUR PLUS VARIABLE AND FIXED ANNUITY CONTRACT	333-74844	RFFII-IND-MVA-02 RFFII-IND-MVAPR-0 RFFII-GR-CERT-02 RFFII-GR-CERTPR-02	Annuity
Sun Life of Canada (U.S.) Variable Account F	FUTURITY SELECT SEVEN VARIABLE AND FIXED ANNUITY CONTRACT	333-83516	RCHII-IND-MVA-02	Annuity
Sun Life of Canada (U.S.) Variable Account F	FUTURITY SELECT FREEDOM VARIABLE AND FIXED ANNUITY CONTRACT	333-83364	FIIII-IND-MVA-02	Annuity
Sun Life of Canada (U.S.) Variable Account F	FUTURITY SELECT INCENTIVE VARIABLE AND FIXED ANNUITY CONTRACT	333-83362	FAII-IND-MVA-02	Annuity
Sun Life of Canada (U.S.) Variable Account I	FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE POLICIES	333-68601	FPVUL-1999	Life

Name of Account and Subaccounts	Policy Marketing Name	SEC 1933 Act Registration Number	Contract Form Numbers	Annuity or Life
Sun Life of Canada (U.S.) Variable Account I	FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES	333-94359	SVUL-2000	Life
Sun Life of Canada (U.S.) Variable Account I	FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES II	333-94359	SVUL-2001	Life
Sun Life of Canada (U.S.) Variable Account I	FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES	333-68601	DBVUL-2001	Life
Sun Life of Canada (U.S.) Variable Account I	FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES	333-68601	CVVUL-2001	Life
Sun Life of Canada (U.S.) Variable Account G	FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES	333-65048	VUL-COLI-97	Life

2. Schedule 3 of the Participation Agreement is hereby deleted in its entirety and replaced with the following:

Schedule 3

Trust Classes and Series

Available Under

Each Class of Contracts

Contracts Marketing Name	Trust Classes and Series

Futurity - NY Variable and Fixed Annuity Contract

Futurity Focus Variable and Fixed Annuity Contract

Futurity Variable Universal Life Insurance Policies

Futurity Survivorship Variable Universal Life Insurance Policies

CORESM U.S. Equity Fund CORESM Small Cap Equity Fund Growth and Income Fund International Equity Fund

Contracts Marketing Name	Trust Classes and Series
Futurity III Variable and Fixed Annuity Contract Futurity Focus II Variable and Fixed Annuity Contract Futurity Select Four Variable and Fixed Annuity Contract	CORESM U.S. Equity Fund CORESM Small Cap Equity Fund Capital Growth Fund Growth and Income Fund International Equity Fund
Protector Variable Universal Life Insurance Policies Futurity Accumulator Variable Universal Life Insurance Policies	CORESM U.S. Equity Fund
Futurity Accolade NY Variable and Fixed Annuity Contract	CORESM U.S. Equity Fund Capital Growth Fund
Futurity Select Four Plus Futurity Select Seven Futurity Select Freedom Futurity Select Incentive	CORESM U.S. Equity Fund Capital Growth Fund

IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this Agreement thereto. This Amendment shall take effect on August 5, 2002.

GOLDMAN SACHS VARIABLE INSURANCE TRUST (Trust)

By: _________________________________________

Name:

Title:

GOLDMAN, SACHS & CO. (Distributor)

By: _________________________________________

Name:

Title:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(Company)

By: ________________________________________

Name:

Title:

By: _________________________________________

Name:

Title:

SUN LIFE INSURANCE AND ANNUITY COMPANY

OF NEW YORK (Company)

By: ________________________________________

Name:

Title:

By: _________________________________________

Name:

Title:

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